Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Horace Mann Educators Corporation (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $353,500,000 aggregate principal amount at maturity of the Company’s Senior Convertible Notes due 2032 (the “Notes”) and the common stock of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Louis G. Lower II and Peter H. Heckman as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of August, 2002.

By:	/s/ BRET A. CONKLIN

Bret A. Conklin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Horace Mann Educators Corporation (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $353,500,000 aggregate principal amount at maturity of the Company’s Senior Convertible Notes due 2032 (the “Notes”) and the common stock of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Louis G. Lower II and Peter H. Heckman as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of August, 2002.

By:	/s/ JOSEPH J. MELONE

Joseph J. Melone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Horace Mann Educators Corporation (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $353,500,000 aggregate principal amount at maturity of the Company’s Senior Convertible Notes due 2032 (the “Notes”) and the common stock of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Louis G. Lower II and Peter H. Heckman as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of August, 2002.

By:	/s/ WILLIAM W. ABBOTT

William W. Abbott

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Horace Mann Educators Corporation (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $353,500,000 aggregate principal amount at maturity of the Company’s Senior Convertible Notes due 2032 (the “Notes”) and the common stock of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Louis G. Lower II and Peter H. Heckman as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of August, 2002.

By:	/s/ DONALD E. KIERNAN

Donald E. Kiernan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Horace Mann Educators Corporation (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $353,500,000 aggregate principal amount at maturity of the Company’s Senior Convertible Notes due 2032 (the “Notes”) and the common stock of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Louis G. Lower II and Peter H. Heckman as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of August, 2002.

By:	/s/ SHAUN F. O’MALLEY

Shaun F. O’Malley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Horace Mann Educators Corporation (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $353,500,000 aggregate principal amount at maturity of the Company’s Senior Convertible Notes due 2032 (the “Notes”) and the common stock of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Louis G. Lower II and Peter H. Heckman as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of August, 2002.

By:	/s/ MARY H. FUTRELL

Mary H. Futrell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Horace Mann Educators Corporation (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $353,500,000 aggregate principal amount at maturity of the Company’s Senior Convertible Notes due 2032 (the “Notes”) and the common stock of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Louis G. Lower II and Peter H. Heckman as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of August, 2002.

By:	/s/ WILLIAM J. SCHOEN

William J. Schoen

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